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Exhibit 10.9

PROPRIETARY INFORMATION AND
INVENTIONS AGREEMENT

        In consideration of my employment by CARDIONET, INC., a California corporation (the "Company"), the compensation to be paid to me by the Company during the period of my employment, and for other valuable consideration, I (the "Employee") hereby agree as follows:

        1.    Employment.    I will perform the duties of my employment as assigned by the Company and in a manner satisfactory to the Company, and will devote my full working time to such duties. I understand and acknowledge that my employment by the Company is completely in the discretion of, and at the will of, the Company.

        2.    Loyal Performance.    I agree that during the period of my retention by the Company, I will not, without the Company's express written consent, engage in any activity in any business competitive with the Company.

        3.    Maintaining Confidential Information.

          3.1    Company Confidential Information.    I agree at all times, both during and after the termination of my employment with the Company for any reason whatsoever (whether with or without cause), to hold in the strictest confidence, and not to use, to publish, or to disclose to any person, firm or corporation without written authorization of the Board of Directors of the Company, any past, present or future techniques, know-how, designs, drawings, processes, experimental and development work, inventions, trade secrets, developments, machinery, research activities and plans, prices, software, cost of production, equipment, prototypes, sales and customer information, customer and prospect lists, and business and financial information relating to the business, products, practices and techniques of the Company or any of its affiliates, clients, consultants or licensees (collectively, "Confidential Information"). Information shall for purposes of this Agreement be considered to be Confidential Information if not known by the trade generally, even though such information has been disclosed to one or more third parties pursuant to distribution agreements, joint research agreements or other agreements entered into by the Company. Without limiting the foregoing, the information set forth on Exhibit A shall constitute Confidential Information.

          3.2    Former Employer Information.    I agree that I will not, during my employment with the Company, use or disclose any confidential or proprietary information or trade secrets of my former employers or companies, or any third party, if any, and that I will not bring onto the premises of the Company any unpublished document or any property belonging to my former employers or companies, or any third party, if any, unless consented to in writing by said employers or companies.

          3.3    Third Party Information.    I recognize that the Company has received and in the future will receive from third parties their confidential or proprietary information subject to a duty on the Company's part to maintain the confidentiality of such information and to use it only for certain limited purposes. I agree that I owe the Company and such third parties, both during the term of my employment and thereafter, a duty to hold all such confidential or proprietary information in the strictest confidence and not to disclose it to any person, firm or corporation (except as necessary in carrying out my work for the Company consistent with the Company's agreement with such third party) or to use it for the benefit of anyone other than for the Company or such third party (consistent with the Company's agreement with such third party) without the express written authorization of the Board of Directors of the Company.

          3.4    Exceptions.    My obligation under this Section 2 shall not apply to information which I can demonstrate is or becomes generally known other than through my acts in violation of this Agreement.

        4.    List of Prior Inventions.    As a matter of record, I have attached as Exhibit B to this Agreement a complete list of all inventions or improvements relevant to the subject matter of my employment by the Company which have been made or conceived or first reduced to practice by me alone or jointly with others prior to my engagement by the Company, which I desire to remove from the operation of this Agreement, and I represent that such list is complete. If no list is attached or the list is blank, it means that I have no inventions or improvements to list.

        5.    Disclosure of Inventions.    I will promptly disclose in writing to the President of the Company complete information concerning each and every invention (including a new contribution, concept, idea, development, formula, composition, technique, machine and improvement thereof, or know-how related thereto), discovery, improvement, device, design, apparatus, practice, process, method or product (collectively, "Inventions"), whether I consider them patentable or not, made, developed, perfected, devised, conceived or first reduced to practice by me, either solely or in collaboration with others, during the period of my retention by the Company, and up to and including a period of one (1) year after termination of my employment, relating to the business, products, practices or techniques of the Company, or to the Company's actual or demonstrably anticipated research or development, or resulting from any work performed by me for the Company related to ambulatory cardiac monitoring.

        6.    Assignment of Inventions and Original Works of Authorship.

          6.1    Inventions.    I hereby agree that any and all Inventions made, developed, perfected, devised, conceived or reduced to practice by me during the period of my employment by the Company, and any other Inventions made, developed, perfected, devised, conceived or reduced to practice by me during said period of one (1) year after termination of my employment, relating to the business, products, practices or techniques of the Company or the Company's actual or demonstrably anticipated research or development, or resulting from any work performed by me for the Company, are the sole property of the Company, and I hereby assign and agree to assign to the Company, its successors and assigns, any and all of my right, title and interest in and to any and all Inventions, and any patent applications or letters patent thereon.

          6.2    Original Works of Authorship.    I hereby assign any and all original works of authorship (and all copyrights therein) created by me during the period of my employment by the Company, to the Company. I further agree from time to time to execute written transfers to the Company of ownership of specific original works of authorship (and all copyrights therein) made by me (solely or jointly with others) during the period of my employment by the Company, in such form as is acceptable to the Company in its reasonable discretion, including but not limited to the Copyright Assignment attached hereto as Exhibit C.

          6.3    Further Cooperation.    I will, at any time during my employment or there after, upon request and without further compensation therefore, but at no cost or expense to me, do all lawful acts, including the execution of papers and oaths and the giving of testimony, that in the opinion of the Company, its successors and assigns, may be necessary or desirable for: (i) obtaining, sustaining, reissuing or enforcing letters patent in the United States and throughout the world for any and all of said Inventions; (ii) perfecting, recording and maintaining the title of the Company, its successors and assigns, to the Inventions and to any patent applications made and any letters patent granted for the Inventions in the United States and throughout the world; and (iii) obtaining, securing, perfecting or enforcing copyrights, trademarks or other intellectual property rights.

          6.4    Appointment of Company as Attorney-in-Fact.    If the Company is unable for any reason whatsoever, including my mental or physical incapacity, to secure my signature to apply for or to pursue any application for any United States or foreign Letters Patent or copyright registrations (or on any document transferring ownership thereof) covering inventions or original works of authorship assigned to the Company under this Agreement, I hereby irrevocably designate and appoint the Company and its duly authorized officers and agents as my agent and attorney-in- fact, to act for and in my behalf and stead to execute and file any such applications and documents and to do all other lawfully permitted acts to further the prosecution and issuance of Letters Patent or copyright registrations or transfers thereof with the same legal force and effect as if executed by me. This appointment is coupled with an interest in and to the inventions and works of authorship and shall survive my death or disability. I hereby waive and quitclaim to the Company any and all claims, of any nature whatsoever, which I now or may hereafter have for infringement of any patents or copyright resulting from or relating to any such application for Letters Patent or copyright registrations assigned hereunder to the Company.

          6.5    Applicability of Assignment Requirements.    This Agreement shall not apply to any Inventions which qualify fully under the provisions of Section 2870 of the California Labor Code, as amended from time to time. I understand that Section 2870 provides that no assignment is required of any Invention for which no equipment, supplies, facilities or trade secret information of the Company was used and which was developed entirely on my own time without using any of the Company's equipment, supplies, facilities or trade secret information, except for those Inventions that either: (a) related at the time of conception or reduction to practice of the invention to the Company's business, or actual or demonstrably anticipated research or development of the Company; or (b) result from any work performed by me for the Company.

        7.    Keeping of Records.    I will keep complete, accurate and authentic accounts, notes, data and records of any and all of the Inventions, original works of authorship, trade secrets, and other developments developed or made by me (solely or jointly with others) during the term of my employment by the Company in the manner and form requested by the Company. Such accounts, notes, data and records, including all copies thereof, shall be the property of the Company, and, upon its request, I will promptly surrender same to the Company, or if not previously surrendered, I will promptly surrender same to the Company upon the termination of my employment.

        8.    Non-Solicitation.    In order to protect the Confidential Information of the Company and avoid injury to the Company, I agree that for a period of one (1) year following the termination of my employment with the Company: (a) I will not directly or indirectly solicit the customers or prospective customers of the Company to purchase products or services which are competitive with those of the Company; and (b) I will not directly or indirectly solicit or in any manner encourage employees of the Company to leave its employ.

        9.    Surrender of Materials.    I agree that I will also surrender to the Company, at its request, or upon the termination of my employment, all accounts, notes, data, sketches, drawings and other documents and records, and all material and physical items of any kind, including all reproductions and copies thereof, which relate in any way to the business, products, practices or techniques of the Company or contain Confidential Information, whether or not created by me, or which come into my possession by reason of my relationship with the Company, and I agree further that all of the foregoing are the property of the Company.

        10.    Imposed Obligations.    I understand that the Company may enter into agreements or arrangements that may be subject to laws and regulations which impose obligations, restrictions and limitations on it with respect to Inventions and patents which may be acquired by it or which may be conceived or developed by employees, consultants or other agents rendering services to it. I agree that I shall be bound by all such obligations, restrictions and limitations applicable to any Invention conceived or developed by me during the period of my employment, and I shall take any and all further action which may be required to discharge such obligations and to comply with such restrictions and limitations.

        11.    Preservation of Property.    I will exercise reasonable care, consistent with good business judgment, to preserve in good working order, subject to reasonable wear and tear from authorized usage, and to prevent loss of, any equipment, instruments or accessories of the Company in my custody for the purpose of making demonstrations, implementing trials, carrying out development work, or otherwise conducting the business of the Company. Upon request, I will promptly surrender the same to the Company at the conclusion of my employment, or if not surrendered, I will account to the Company to its reasonable satisfaction as to the present location of all such instruments or accessories and the business purpose for their placement at such location. At the conclusion of my relationship with the Company, I agree to return such instruments or accessories to the Company or to account for same to the Company's reasonable satisfaction.

        12.    No Inconsistent Agreements; Effect of Breach.    I affirm that I have no agreement with any other party that would preclude my compliance with my obligations under this Agreement. This Agreement is ancillary to my employment relationship with the Company and does not purport to include all of the terms of that relationship. It is intended, however, that the obligation of the parties to perform the terms of this Agreement is unconditional and does not depend on the performance or nonperformance of any terms, duties or obligations not specifically recited in this Agreement. The undersigned's obligations to maintain the confidentiality of the Company's Confidential Information is unconditional and shall not be excused by any conduct on the Company's part except prior voluntary disclosure of the information by the Company.

        13.    Post-Termination Statement.    At the conclusion of my employment with the Company, I agree to give a written statement to the Company certifying that I have complied with my obligations under this Agreement as set forth above, and acknowledging my continuing obligations to disclose Inventions, to do certain lawful acts relating to United States and foreign letters patent on the Inventions, and to preserve as confidential and refrain from using the Company's Confidential Information.

        14.    Successors.    The provisions of this Agreement shall inure to the benefit of, and be binding upon, my heirs, personal representatives, successors and assigns. However, I affirm that I may not delegate my obligations under this Agreement.

        15.    Equitable Relief.    I understand and agree that, because of the unique nature of the Confidential Information, the Company will suffer irreparable harm if I fail to comply with any of my obligations under this Agreement, and monetary damages will be inadequate to compensate the Company for such breach. Accordingly, I agree that the Company shall, in addition to any other remedies available to it at law or in equity, be entitled to injunctive relief to enforce the terms of this Agreement, without the necessity of posting a bond or undertaking.

        16.    Governing Law.    This Agreement is made in San Diego County, California and shall be construed and interpreted in accordance with the internal laws of the State of California. Any controversy or claim arising out of or relating to this Agreement or the breach thereof, whether involving remedies at law or in equity, shall be adjudicated in California.

        17.    Attorneys' Fees.    In any controversy or claim arising out of or relating to this Agreement or the breach thereof, which results in a legal action, proceeding or arbitration, the prevailing party in such action, as determined by the court or arbitrator, shall be entitled to recover reasonable attorneys' fees and costs incurred in such action.

        18.    Entire Agreement.    This Agreement and any Employment Agreement between the parties constitutes the entire agreement between the parties and may be waived, modified or amended only by an agreement in writing signed by the undersigned and the President of the Company.

        19.    Severability.    If any provision in this Agreement is determined by any court of competent jurisdiction or arbitrator to be invalid or unenforceable for any reason, including without limitation by reason of such provision extending for too long a period or over too large a geographical area, or by reason of its being too extensive in any other respect, such provision, to the extent that it is unenforceable, shall be interpreted to extend only over the maximum period of time or geographic area, and only to the maximum extent in all other respects, as to which it is valid an enforceable, in order to effectuate the parties' intent to the greatest extent possible. The invalidity or unenforceability of any particular provision of this Agreement shall not affect the other provisions hereof, and this Agreement shall be construed in all respects as if such invalid or unenforceable provision were omitted.

        20.    Waiver.    No covenant, term or condition of this Agreement or breach thereof shall be deemed waived unless the waiver is in writing, signed by the party against whom enforcement is sought, and any waiver shall not be deemed to be a waiver of any preceding or succeeding breach of the same or any other covenant, term or condition.

        21.    Interpretation.    The normal rule of construction, to the effect that any ambiguities are to be resolved against the drafting party, shall not be employed in the interpretation of this Agreement.

        22.    Counterparts.    This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

LIST OF SPECIFIC INFORMATION CONSIDERED CONFIDENTIAL

(This list is not in any way exclusive.)

Start Date

To:
CardioNet, Inc.
1010 Second Avenue, Suite 700
San Diego, CA 92101

Re:
Inventions, Improvements, Materials and Documents

        1.     The following is a complete list of all inventions or improvements relevant to the subject matter of my employment by CARDIONET, INC., a California corporation (the "Company"), that have been made or conceived or first reduced to practice by me alone or jointly with others prior to my employment by the Company, which I desire to remove from the operation of the Company's Proprietary Information and Inventions Agreement:

☐	No inventions or improvements.
☐	Yes, the following inventions or improvements:

☐	Yes, additional sheets attached.

        2.     I propose to bring to my employment the following materials and documents of a former employer:

☐	No materials or documents.
☐	Yes, the following materials or documents:

☐	Yes, additional sheets attached.
Employee Name

COPYRIGHT ASSIGNMENT

        KNOW ALL MEN BY THESE PRESENTS, that Employee Name (the "Assignor"), in consideration of monies paid to Assignor by, and other good and valuable consideration from, CARDIONET, INC., a California corporation ("Assignee"), as more particularly set forth in a Proprietary Information and Inventions Agreement dated Start Date (the "Agreement") between Assignor and Assignee, receipt of which consideration is hereby acknowledged,

        DOES HEREBY ASSIGN TO ASSIGNEE, its successors and assigns, for its own proper use and benefit, (a) the United States copyright to all works developed by Assignor pursuant to and as specified in the Agreement (the "Works"), a copy of which Agreement is annexed hereto; (b) the right to modify the Works in any manner desired by Assignee, its successors and assigns; and (c) all literary property rights of every kind in the Works, including the right to publish the Works in any manner desired by Assignee, and all rights to secure copyrights on the Works in any language in the world.

        IN WITNESS WHEREOF, Assignor has executed this Copyright Assignment effective as of Start Date.

(Employee Signature)
Employee Name
Signed and Delivered in the Presence of ___________________

STATE OF CALIFORNIA	)
	)	ss:
COUNTY OF SAN DIEGO	)

        On Start Date, before me,                        , a Notary Public in and for said State, personally appeared Employee Name, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument, and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

        WITNESS my hand and official seal.

STATE OF CALIFORNIA	)
	)	ss:
COUNTY OF SAN DIEGO	)

        On Start Date, before me,                        , a Notary Public in and for said State, personally appeared Employee Name, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument, and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

        WITNESS my hand and official seal.

Notary Public

PROPRIETARY INFORMATION AND INVENTIONS AGREEMENT

        In consideration of my employment by CARDIONET, INC., a California corporation (the "Company"), the compensation to be paid to me by the Company during the period of my employment, and for other valuable consideration, I (the "Employee") hereby agree as follows:

1.
Employment.    I will perform the duties of my employment as assigned by the Company and in a manner satisfactory to the Company, and will devote my full working time to such duties. I understand and acknowledge that my employment by the Company is completely in the discretion of, and at the will of, the Company.

2.
Loyal Performance.    I agree that during the period of my retention by the Company, I will not, without the Company's express written consent, engage in any activity in any business competitive with the Company.

3.
Maintaining Confidential Information.

          3.1    Company Confidential Information.    I agree at all times, both during and after the termination of my employment with the Company for any reason whatsoever (whether with or without cause), to hold in the strictest confidence, and not to use, to publish, or to disclose to any person, firm or corporation without written authorization of the Board of Directors of the Company, any past, present or future techniques, know-how, designs, drawings, processes, experimental and development work, inventions, trade secrets, developments, machinery, research activities and plans, prices, software, cost of production, equipment, prototypes, sales and customer information, customer and prospect lists, and business and financial information relating to the business, products, practices and techniques of the Company or any of its affiliates, clients, consultants or licensees (collectively, "Confidential Information"). Information shall for purposes of this Agreement be considered to be Confidential Information if not known by the trade generally, even though such information has been disclosed to one or more third parties pursuant to distribution agreements, joint research agreements or other agreements entered into by the Company. .

          3.2    Former Employer Information.    I agree that I will not, during my employment with the Company, use or disclose any confidential or proprietary information or trade secrets of my former employers or companies, or any third party, if any, and that I will not bring onto the premises of the Company any unpublished document or any property belonging to my former employers or companies, or any third party, if any, unless consented to in writing by said employers or companies.

          3.3    Third Party Information.    I recognize that the Company has received and in the future will receive from third parties their confidential or proprietary information subject to a duty on the Company's part to maintain the confidentiality of such information and to use it only for certain limited purposes. I agree that I owe the Company and such third parties, both during the term of my employment and thereafter, a duty to hold all such confidential or proprietary information in the strictest confidence and not to disclose it to any person, firm or corporation (except as necessary in carrying out my work for the Company consistent with the Company's agreement with such third party) or to use it for the benefit of anyone other than for the Company or such third party (consistent with the Company's agreement with such third party) without the express written authorization of the Board of Directors of the Company.

        3.4    Exceptions.    My obligation under this Section 2 shall not apply to information which I can demonstrate is or becomes generally known other than through my acts in violation of this Agreement.

4.
List of Prior Inventions.    As a matter of record, I have attached as Exhibit B to this Agreement a complete list of all inventions or improvements relevant to the subject matter of my employment by the Company which have been made or conceived or first reduced to practice by me alone or jointly with others prior to my engagement by the Company, which I desire to remove from the operation of this Agreement, and I represent that such list is complete. If no list is attached or the list is blank, it means that I have no inventions or improvements to list.

5.
Disclosure of Inventions.    I will promptly disclose in writing to the President of the Company complete information concerning each and every invention (including a new contribution, concept, idea, development, formula, composition, technique, machine and improvement thereof, or know-how related thereto), discovery, improvement, device, design, apparatus, practice, process, method or product (collectively, "Inventions"), whether I consider them patentable or not, made, developed, perfected, devised, conceived or first reduced to practice by me, either solely or in collaboration with others, during the period of my retention by the Company, and up to and including a period of one (1) year after termination of my employment, relating to the business, products, practices or techniques of the Company, or to the Company's actual or demonstrably anticipated research or development, or resulting from any work performed by me for the Company related to ambulatory cardiac monitoring.

6.
Assignment of Inventions and Original Works of Authorship.

          6.1    Inventions.    I hereby agree that any and all Inventions made, developed, perfected, devised, conceived or reduced to practice by me during the period of my employment by the Company, and any other Inventions made, developed, perfected, devised, conceived or reduced to practice by me during said period of one (1) year after termination of my employment, relating to the business, products, practices or techniques of the Company or the Company's actual or demonstrably anticipated research or development, or resulting from any work performed by me for the Company, are the sole property of the Company, and I hereby assign and agree to assign to the Company, its successors and assigns, any and all of my right, title and interest in and to any and all Inventions, and any patent applications or letters patent thereon.

          6.2    Original Works of Authorship.    I hereby assign any and all original works of authorship (and all copyrights therein) created by me during the period of my employment by the Company, to the Company. I further agree from time to time to execute written transfers to the Company of ownership of specific original works of authorship (and all copyrights therein) made by me (solely or jointly with others) during the period of my employment by the Company, in such form as is acceptable to the Company in its reasonable discretion, including but not limited to the Copyright Assignment attached hereto as Exhibit C.

          6.3    Further Cooperation.    I will, at any time during my employment or there after, upon request and without further compensation therefore, but at no cost or expense to me, do all lawful acts, including the execution of papers and oaths and the giving of testimony, that in the opinion of the Company, its successors and assigns, may be necessary or desirable for: (i) obtaining, sustaining, reissuing or enforcing letters patent in the United States and throughout the world for any and all of said Inventions; (ii) perfecting, recording and maintaining the title of the Company, its successors and assigns, to the Inventions and to any patent applications made and any letters patent granted for the Inventions in the United States and throughout the world; and (iii) obtaining, securing, perfecting or enforcing copyrights, trademarks or other intellectual property rights.

          6.4    Appointment of Company as Attorney-in-Fact.    If the Company is unable for any reason whatsoever, including my mental or physical incapacity, to secure my signature to apply for or to pursue any application for any United States or foreign Letters Patent or copyright registrations (or on any document transferring ownership thereof) covering inventions or original works of authorship assigned to the Company under this Agreement, I hereby irrevocably designate and appoint the Company and its duly authorized officers and agents as my agent and attorney-in- fact, to act for and in my behalf and stead to execute and file any such applications and documents and to do all other lawfully permitted acts to further the prosecution and issuance of Letters Patent or copyright registrations or transfers thereof with the same legal force and effect as if executed by me. This appointment is coupled with an interest in and to the inventions and works of authorship and shall survive my death or disability. I hereby waive and quitclaim to the Company any and all claims, of any nature whatsoever, which I now or may hereafter have for infringement of any patents or copyright resulting from or relating to any such application for Letters Patent or copyright registrations assigned hereunder to the Company.

7.
Keeping of Records.    I will keep complete, accurate and authentic accounts, notes, data and records of any and all of the Inventions, original works of authorship, trade secrets, and other developments developed or made by me (solely or jointly with others) during the term of my employment by the Company in the manner and form requested by the Company. Such accounts, notes, data and records, including all copies thereof, shall be the property of the Company, and, upon its request, I will promptly surrender same to the Company, or if not previously surrendered, I will promptly surrender same to the Company upon the termination of my employment.

8.
Non-Solicitation.    In order to protect the Confidential Information of the Company and avoid injury to the Company, I agree that for a period of one (1) year following the termination of my employment with the Company: (a) I will not directly or indirectly solicit the customers or prospective customers of the Company to purchase products or services which are competitive with those of the Company; and (b) I will not directly or indirectly solicit or in any manner encourage employees of the Company to leave its employ.

9.
Surrender of Materials.    I agree that I will also surrender to the Company, at its request, or upon the termination of my employment, all accounts, notes, data, sketches, drawings and other documents and records, and all material and physical items of any kind, including all reproductions and copies thereof, which relate in any way to the business, products, practices or techniques of the Company or contain Confidential Information, whether or not created by me, or which come into my possession by reason of my relationship with the Company, and I agree further that all of the foregoing are the property of the Company.

10.
Imposed Obligations.    I understand that the Company may enter into agreements or arrangements that may be subject to laws and regulations which impose obligations, restrictions and limitations on it with respect to Inventions and patents which may be acquired by it or which may be conceived or developed by employees, consultants or other agents rendering services to it. I agree that I shall be bound by all such obligations, restrictions and limitations applicable to any Invention conceived or developed by me during the period of my employment, and I shall take any and all further action which may be required to discharge such obligations and to comply with such restrictions and limitations.

11.
Preservation of Property.    I will exercise reasonable care, consistent with good business judgment, to preserve in good working order, subject to reasonable wear and tear from authorized usage, and to prevent loss of, any equipment, instruments or accessories of the Company in my custody for the purpose of making demonstrations, implementing trials, carrying out development work, or otherwise conducting the business of the Company. Upon request, I will promptly surrender the same to the Company at the conclusion of my employment, or if not surrendered, I will account to the Company to its reasonable satisfaction as to the present location of all such instruments or accessories and the business purpose for their placement at such location. At the conclusion of my relationship with the Company, I agree to return such instruments or accessories to the Company or to account for same to the Company's reasonable satisfaction.

12.
No Inconsistent Agreements; Effect of Breach.    I affirm that I have no agreement with any other party that would preclude my compliance with my obligations under this Agreement. This

  Agreement is ancillary to my employment relationship with the Company and does not purport to include all of the terms of that relationship. It is intended, however, that the obligation of the parties to perform the terms of this Agreement is unconditional and does not depend on the performance or nonperformance of any terms, duties or obligations not specifically recited in this Agreement. The undersigned's obligations to maintain the confidentiality of the Company's Confidential Information is unconditional and shall not be excused by any conduct on the Company's part except prior voluntary disclosure of the information by the Company.

13.
Post-Termination Statement.    At the conclusion of my employment with the Company, I agree to give a written statement to the Company certifying that I have complied with my obligations under this Agreement as set forth above, and acknowledging my continuing obligations to disclose Inventions, to do certain lawful acts relating to United States and foreign letters patent on the Inventions, and to preserve as confidential and refrain from using the Company's Confidential Information.

14.
Successors.    The provisions of this Agreement shall inure to the benefit of, and be binding upon, my heirs, personal representatives, successors and assigns. However, I affirm that I may not delegate my obligations under this Agreement.

15.
Equitable Relief.    I understand and agree that, because of the unique nature of the Confidential Information, the Company will suffer irreparable harm if I fail to comply with any of my obligations under this Agreement, and monetary damages will be inadequate to compensate the Company for such breach. Accordingly, I agree that the Company shall, in addition to any other remedies available to it at law or in equity, be entitled to injunctive relief to enforce the terms of this Agreement, without the necessity of posting a bond or undertaking.

16.
Governing Law.    This Agreement is made in Pennsylvania and shall be construed and interpreted in accordance with the internal laws of the State of Pennsylvania. Any controversy or claim arising out of or relating to this Agreement or the breach thereof, whether involving remedies at law or in equity, shall be adjudicated in Pennsylvania.

17.
Attorneys' Fees.    In any controversy or claim arising out of or relating to this Agreement or the breach thereof, which results in a legal action, proceeding or arbitration, the prevailing party in such action, as determined by the court or arbitrator, shall be entitled to recover reasonable attorneys' fees and costs incurred in such action.

18.
Entire Agreement.    This Agreement and any Employment Agreement between the parties constitutes the entire agreement between the parties and may be waived, modified or amended only by an agreement in writing signed by the undersigned and the President of the Company.

19.
Severability.    If any provision in this Agreement is determined by any court of competent jurisdiction or arbitrator to be invalid or unenforceable for any reason, including without limitation by reason of such provision extending for too long a period or over too large a geographical area, or by reason of its being too extensive in any other respect, such provision, to the extent that it is unenforceable, shall be interpreted to extend only over the maximum period of time or geographic area, and only to the maximum extent in all other respects, as to which it is valid an enforceable, in order to effectuate the parties' intent to the greatest extent possible. The invalidity or unenforceability of any particular provision of this Agreement shall not affect the other provisions hereof, and this Agreement shall be construed in all respects as if such invalid or unenforceable provision were omitted.

20.
Waiver.    No covenant, term or condition of this Agreement or breach thereof shall be deemed waived unless the waiver is in writing, signed by the party against whom enforcement is sought, and any waiver shall not be deemed to be a waiver of any preceding or succeeding breach of the same or any other covenant, term or condition.

21.
Interpretation.    The normal rule of construction, to the effect that any ambiguities are to be resolved against the drafting party, shall not be employed in the interpretation of this Agreement.

22.
Counterparts.    This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        I have carefully read this entire Agreement, have received a copy of it, and fully understand it.

        I have executed this Agreement effective as of Start Date.

CARDIONET, INC., a California corporation	Employee:
By:
Debra Lees, Human Resources	Employee Name
Social Security Number

Start Date

To:
CardioNet, Inc.
227 Washington Street, Suite 300
Conshohocken, PA 19428

Re:
Inventions, Improvements, Materials and Documents

1.
The following is a complete list of all inventions or improvements relevant to the subject matter of my employment by CARDIONET, INC., a California corporation (the "Company"), that have been made or conceived or first reduced to practice by me alone or jointly with others prior to my employment by the Company, which I desire to remove from the operation of the Company's Proprietary Information and Inventions Agreement:

•
No inventions or improvements.

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Yes, the following inventions or improvements:

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  Yes, additional sheets attached.

2.
I propose to bring to my employment the following materials and documents of a former employer:

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No materials or documents.

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Yes, the following materials or documents:

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  Yes, additional sheets attached.

Employee Name

COPYRIGHT ASSIGNMENT

        KNOW ALL MEN BY THESE PRESENTS, that Employee Name (the "Assignor"), in consideration of monies paid to Assignor by, and other good and valuable consideration from, CARDIONET, INC., a California corporation ("Assignee"), as more particularly set forth in a Proprietary Information and Inventions Agreement dated Start Date (the "Agreement") between Assignor and Assignee, receipt of which consideration is hereby acknowledged,

        DOES HEREBY ASSIGN TO ASSIGNEE, its successors and assigns, for its own proper use and benefit, (a) the United States copyright to all works developed by Assignor pursuant to and as specified in the Agreement (the "Works"), a copy of which Agreement is annexed hereto; (b) the right to modify the Works in any manner desired by Assignee, its successors and assigns; and (c) all literary property rights of every kind in the Works, including the right to publish the Works in any manner desired by Assignee, and all rights to secure copyrights on the Works in any language in the world.

        Assignor has executed this Copyright Assignment effective as of Start Date.

Employee Name
Date

QuickLinks

  Exhibit 10.9
PROPRIETARY INFORMATION AND INVENTIONS AGREEMENT
LIST OF SPECIFIC INFORMATION CONSIDERED CONFIDENTIAL (This list is not in any way exclusive.)
COPYRIGHT ASSIGNMENT
PROPRIETARY INFORMATION AND INVENTIONS AGREEMENT
COPYRIGHT ASSIGNMENT